                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 23, 2004

                           FAR EAST ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                                     NEVADA

                 (State or other jurisdiction of incorporation)

         0-32455                                         88-0459590
(Commission File Number)                    (IRS Employer Identification Number)

            400 N. SAM HOUSTON EAST, SUITE 205, HOUSTON, TEXAS 77060
                    (Address of principal executive offices)

                                 (832) 598-0470
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 23, 2004, Far East Energy Corporation (the "Registrant") entered into Amended and Restated Employment Agreements (the "Employment Agreements") with Michael R. McElwrath, Chief Executive Officer and Bruce N. Huff, Chief Financial Officer (each, an "Executive").

         The Employment Agreements provide that the Executive will receive (i) an annual base salary of not less than $236,250 in the case of Mr. McElwrath and $168,000 in the case of Mr. Huff and (ii) performance bonuses of (A) not less than $20,000 payable on or before the 13th of April and October of each year in the case of Mr. McElwrath and (B) between 15% to 25% of his base salary in the case of Mr. Huff. The performance criteria for bonuses will be established by the Compensation Committee of the Registrant (or its Board of Directors if the Registrant does not have a Compensation Committee).

         Unless extended, the Employment Agreements for Messrs. McElwrath and Huff terminate on October 13, 2008 and May 1, 2009, respectively. The Employment Agreements provide that if an Executive is terminated by the Registrant for Cause (as defined in the Employment Agreements), the Registrant shall pay his base salary and all amounts actually earned, accrued or owing as of the date of termination and the Executive shall be entitled to exercise all options granted to him under his Employment Agreement or otherwise to the extent vested and exercisable on the date of termination.

         If an Executive's employment is terminated by the Registrant (other than as a result of death, Disability (as defined in his Employment Agreement) or Cause), or if the Executive terminates his employment for Good Reason (as defined in his Employment Agreement), the Executive shall be entitled to the following:

         - a lump sum payment of two times the sum of Executive's base salary and bonus paid during the immediately preceding twelve month period;

         - continued participation in all employee benefit plans, programs or arrangements available to the Registrant's executive officers in which Executive was participating on the date of termination for a specified period of time following termination; and

         - the exercise of all options and restricted stock awards granted to him to the extent vested and exercisable at the date of termination of Executive's employment, provided, that if the date of termination of Executive's employment is on or before April 13, 2006 in the case of Mr. McElwrath and May 1, 2006 in the case of Mr. Huff, then all options and restricted stock granted to him and exercisable within the first anniversary of the date of termination in the case of Mr. McElwrath and within 30 months of the date of termination in the case of Mr. Huff, shall be immediately and fully vested as of the date of termination.

         Notwithstanding the foregoing, if an Executive's termination of employment by the Registrant (other than for Cause, Disability or death) or by the Executive for Good Reason (as defined in the Employment Agreements) occurs within 24 months following a Change of Control (as defined in the Employment Agreements), then the Executive shall be entitled to a lump sum payment of three times the sum of Executive's base salary and bonus during the immediately preceding twelve-month period and all options and restricted stock granted to Executive will immediately vest and become exercisable as of the date of termination. The Employment Agreements also entitles each Executive to certain gross up payments for excise taxes in the event of a Change of Control.

         In connection with the Employment Agreements, the Registrant amended and restated its three stock option agreements with Messrs. McElwrath and Huff, in order to make the option agreements consistent with the terms of the Employment Agreements. The stock option agreements affected include:

         - A non-qualified stock option award granted to Mr. McElwrath with respect to 1,200,000 options to purchase the Registrant's common stock at an exercise price of $0.65 per share;

         - A stock option agreement granted to Mr. McElwrath with respect to 100,000 shares of the Registrant's common stock at an exercise of $0.65 per share; and

         - A stock option agreement granted to Mr. Huff with respect to 500,000 shares of the Registrant's common stock at an exercise price of $2.00 per share.

         The amendments to those stock option agreements did not change the vesting and exercise price provisions of the original option agreements. The stock option agreements provide that the shares of common stock subject to such options vest 20% on the Award Date (as defined therein) and vest 20% on each succeeding anniversary of the Award Date.

         The Registrant also entered into four stock option agreements with executive officers on December 23, 2004, the terms of which are described in
Item 3.02 below and incorporated by reference herein.

         The above discussion of the Employment Agreements and the amended and restated stock option agreements is a summary description of certain terms and conditions of those agreements and is qualified in its entirety by the terms and conditions of those agreements. For complete descriptions of the rights and obligations summarized in this report, reference must be made to the Employment Agreements, the amended and restated stock option agreements and stock option agreements attached hereto as Exhibits 10.1 through 10.9 and incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         On December 23, 2004 (the "Award Date"), the Registrant granted options to purchase shares of the Registrant's common stock at an exercise price of $2.00 per share to four executive officers and one employee of the Company. The options vest 20% on the Award Date and 20% on each succeeding anniversary of the Award Date.

EXECUTIVE OFFICER/EMPLOYEE                      NUMBER OF NEW OPTIONS
--------------------------                      ---------------------
Michael R. McElwrath                                   200,000
Bruce N. Huff                                          400,000
Tun Aye Sai                                            200,000
Garry Ward                                             200,000
Other Employee                                          25,000

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit
Number                                   Description
------                                   -----------
10.1          Amended and Restated Employment Agreement dated December 23, 2004, by and between Far East Energy Corporation and Michael R.
              McElwrath

10.2 Amended and Restated Employment Agreement dated December 23, 2004, by and between Far East Energy Corporation and Bruce N. Huff

10.3          Amended and Restated Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Michael R. McElwrath

10.4          Amended and Restated Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Michael R. McElwrath

10.5          Amended and Restated Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Bruce N. Huff

10.6          Non Qualified Stock Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Michael R. McElwrath

10.7          Non Qualified Stock Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Bruce N. Huff

10.8          Non Qualified Stock Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Tun Aye Sai

10.9          Non Qualified Stock Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Garry Ward

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2004

                                                FAR EAST ENERGY CORPORATION

                                                By: /s/ Bruce N. Huff
                                                    ----------------------------
                                                    Bruce N. Huff
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number        Description
------        -----------
10.1          Amended and Restated Employment Agreement dated December 23, 2004, by and between Far East Energy Corporation and Michael R.
              McElwrath

10.2 Amended and Restated Employment Agreement dated December 23, 2004, by and between Far East Energy Corporation and Bruce N. Huff

10.3          Amended and Restated Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Michael R. McElwrath

10.4          Amended and Restated Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Michael R. McElwrath

10.5          Amended and Restated Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Bruce N. Huff

10.6          Non Qualified Stock Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Michael R. McElwrath

10.7          Non Qualified Stock Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Bruce N. Huff

10.8          Non Qualified Stock Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Tun Aye Sai

10.9          Non Qualified Stock Non-Qualified Stock Option Agreement, dated
              December 23, 2004, by and between Far East Energy Corporation and
              Garry Ward